Exhibit 99.1

Contact:
Michael J. Culotta
Executive Vice President and Chief Financial Officer
(502) 627-7475

PHARMERICA REPORTS RESULTS FOR THE FIRST QUARTER OF 2012

1Q Adjusted EBITDA Increases 30%

1Q Adjusted Earnings Per Share Increases 50%

Company Maintains 2012 Earnings Guidance

LOUISVILLE, Kentucky (May 2, 2012) – PharMerica Corporation (NYSE: PMC), a national provider of institutional pharmacy and hospital pharmacy management services, today reported its financial results for the first quarter of 2012.

Commenting on the Company’s results, Gregory S. Weishar, PharMerica Corporation’s Chief Executive Officer, said, “We are pleased to announce another strong quarter, with solid financial and operational performance.  Adjusted EBITDA and adjusted earnings per share increased 30% and 50%, respectively, versus the first quarter of 2011.  We also saw improvement in cash flow and growth in EBITDA margins.  From an operational viewpoint, we improved bed retention, and customer service levels are now better than at any time in the Company’s history.  We are dispensing generics at historic levels as part of our commitment to provide customers with cost-effective pharmacy solutions to meet their needs of cost containment.  Clearly, we are encouraged by the progress on the service side of the business and expect this progress to continue.

“We continue to focus on improving shareholder value.  We have reaffirmed guidance, and with continued financial and operational progress, we anticipate shareholder value to increase over the coming quarters.”

The results for the first quarter are set forth below:

➢ Key Comparisons of First Quarters Ended March 31, 2012 and 2011:

●
Net income for the first quarter of 2012 was $5.6 million, or $0.19 per diluted common share, compared with $3.3 million, or $0.11 per diluted common share, for the same period in 2011.  Adjusted earnings per diluted common share were $0.30 in 2012 compared with $0.20 per diluted common share in 2011, an increase of 50%.

●	Adjusted EBITDA for the first quarter of 2012 was $25.0 million compared with $19.2 million in the first quarter of 2011, an increase of 30%.

●
Gross profit for the first quarter of 2012 was $72.6 million, or 14.6% of revenue, compared with $66.1 million, or 12.4% of revenue, in the first quarter of 2011.  Gross profit expanded as the generic dispensing rate increased 170 basis points to 78.8% in the first quarter of 2012 compared with 77.1% in the first quarter of 2011.

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PMC Reports Results for the First Quarter of 2012

May 2, 2012

●
Revenues for the first quarter of 2012 were $498.9 million compared with $535.1 million for the first quarter of 2011, a decrease of 6.8%, primarily driven by weaker volumes and increased dispensing of high margin generics.

●	Cash flows provided by operating activities were $19.9 million compared with $5.4 million in the first quarter of 2011.

●	The Company maintained its 2012 guidance.

Conference Call
Management will hold a conference call to review the financial results for the first quarter on May 3, 2012, at 10:00 a.m. Eastern Time.  To access the live webcast, visit the Investor Relations section of the Company’s website at www.pharmerica.com or go to www.earnings.com.  To access a telephonic replay of the call, which will be available one hour after the conclusion of the call through May 17, 2012, please dial 1-888-286-8010 (617-801-6888 if calling from outside the U.S.) and use passcode 95106254.

About PharMerica
PharMerica Corporation is a leading institutional pharmacy services company servicing healthcare facilities in the United States.  As of March 31, 2012, PharMerica operated 95 institutional pharmacies in 44 states.  PharMerica’s customers are institutional healthcare providers, such as nursing centers, assisted living facilities, hospitals and other long-term care providers.  The Company also provides pharmacy management services to long-term care hospitals.

Forward-looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which reflect the Company’s current estimates, expectations and projections about its future results, performance, prospects and opportunities.  Forward-looking statements include, among other matters, the information concerning the Company’s “guidance” and possible future results of operations, the strength of the Company’s financial performance during 2012, the impact of the brand to generic drug conversions on the Company, the Company’s ability to identify and consummate future acquisitions, the Company’s ability to deliver outstanding value to its shareholders, the Company’s earnings growth potential, improvements in the Company’s client retention, margin expansion and a favorable acquisition climate, the impact of the Company's technology offerings on sales, customer retention and sales pipelines and the Company’s continued pursuit of its strategic initiatives including those focused on client retention and operating margins.  Forward-looking statements include statements that are not historical facts and can be identified by forward-looking words such as “anticipate,” “believe,” “could,” “estimate,” “expect,” “intend,” “plan,” “may,” “should,” “will,” “would,” “project” and similar expressions.  These forward-looking statements are based upon information currently available to us and are subject to a number of risks, uncertainties and other factors that could cause the Company’s actual results, performance, prospects or opportunities to differ materially from those expressed in, or implied by, these forward-looking statements.  Important factors that could cause the Company’s actual results to differ materially from the results referred to in the forward-looking statements we make in this press release are included in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports, including Quarterly Reports on Form 10-Q filed with the SEC by the Company.

You are cautioned not to place undue reliance on any forward-looking statements, all of which speak only as of the date of this press release.  Except as required by law, we undertake no obligation to publicly update or release any revisions to these forward-looking statements to reflect any events or circumstances after the date of this press release or to reflect the occurrence of unanticipated events.  All subsequent written and oral forward-looking statements attributable to us or any person acting on the Company’s behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this press release and in the Risk Factors section set forth in the Company’s Annual Report on Form 10-K filed with the SEC and in other reports filed with the SEC by the Company.

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PMC Reports Results for the First Quarter of 2012

May 2, 2012

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED INCOME STATEMENTS
(In millions, except share and per share amounts)

	Quarter Ended March 31,
	2011		2012
	Amount	% of Revenue	Amount	% of Revenue
Revenues	$535.1	100.0%	$498.9	100.0%

Cost of goods sold	469.0	87.6	426.3	85.4

Gross profit	66.1	12.4	72.6	14.6

Selling, general and administrative expenses	52.0	9.7	52.4	10.5

Amortization expense	2.7	0.5	2.8	0.6

Integration, merger and acquisition related costs and other charges	4.7	0.9	5.4	1.1

Operating income	6.7	1.3	12.0	2.4

Interest expense, net	1.1	0.3	2.7	0.5

Income before income taxes	5.6	1.0	9.3	1.9

Provision for income taxes	2.3	0.4	3.7	0.8

Net income	$3.3	0.6%	$5.6	1.1%

	Quarter Ended March 31,
	2011	2012
Earnings per common share:
Basic	$0.11	$0.19
Diluted	$0.11	$0.19

Shares used in computing earnings per common share:
Basic	29,272,481	29,430,190
Diluted	29,362,134	29,710,150

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PMC Reports Results for the First Quarter of 2012

May 2, 2012

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS
(In millions, except share and per share amounts)

	(As Adjusted)
	Dec. 31, 2011	March 31, 2012

ASSETS
Current assets:
Cash and cash equivalents	$17.4	$6.7
Accounts receivable, net	232.2	244.3
Inventory	130.6	104.2
Deferred tax assets, net	36.5	32.8
Prepaids and other assets	34.5	34.9
	451.2	422.9

Equipment and leasehold improvements	145.0	147.2
Accumulated depreciation	(92.6)	(97.1)
	52.4	50.1

Deferred tax assets, net	0.6	1.8
Goodwill	214.6	214.6
Intangible assets, net	100.2	97.8
Other	14.7	13.2
	$833.7	$800.4

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$54.4	$47.4
Salaries, wages and other compensation	35.1	29.0
Current portion of long-term debt	6.3	9.4
Other accrued liabilities	6.7	7.1
	102.5	92.9

Long-term debt	293.7	262.7
Other long-term liabilities	23.7	24.0

Commitments and contingencies

Stockholders’ equity:
Preferred stock, $0.01 par value per share; 1,000,000 shares authorized and no shares issued at December 31, 2011, and March 31, 2012	–	–
Common stock, $0.01 par value per share; 175,000,000 shares authorized; 30,794,000 and 30,860,392 shares issued as of December 31, 2011 and March 31, 2012, respectively	0.3	0.3
Capital in excess of par value	355.9	357.5
Retained earnings	68.4	74.0
Treasury stock at cost, 1,350,128 shares and 1,366,075 shares at December 31, 2011 and March 31, 2012, respectively	(10.8)	(11.0)
	413.8	420.8
	$833.7	$800.4
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PMC Reports Results for the First Quarter of 2012

May 2, 2012

PHARMERICA CORPORATION
UNAUDITED CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(In millions)

	Quarter Ended March 31,
	2011	2012
Cash flows provided by (used in) operating activities:
Net income	$3.3	$5.6
Adjustments to reconcile net income to net cash provided by (used in) operating activities:
Depreciation	5.1	4.8
Amortization	2.7	2.8
Integration, merger and acquisition related costs and other charges	0.3	1.6
Stock-based compensation	1.4	1.6
Amortization of deferred financing fees	0.2	0.2
Deferred income taxes	2.3	2.6
Loss (gain) on disposition of equipment	0.1	(0.1)
Other	–	(0.2)
Change in operating assets and liabilities:
Accounts receivable, net	(9.4)	(12.1)
Inventory	(15.0)	26.5
Prepaids and other assets	(6.2)	(0.5)
Accounts payable	10.4	(7.0)
Salaries, wages and other compensation	9.3	(6.5)
Other accrued liabilities	0.9	0.6
Net cash provided by operating activities	5.4	19.9

Cash flows provided by (used in) investing activities:
Purchase of equipment and leasehold improvements	(2.4)	(2.5)
Cash proceeds from the sale of assets	–	0.1
Net cash used in investing activities	(2.4)	(2.4)

Cash flows used in financing activities:
Net activity of long-term revolving credit facility	(1.3)	(27.9)
Repayments of capital lease obligations	(0.2)	(0.1)
Treasury stock at cost	–	(0.2)
Net cash used in financing activities	(1.5)	(28.2)

Change in cash and cash equivalents	1.5	(10.7)
Cash and cash equivalents at beginning of period	10.8	17.4
Cash and cash equivalents at end of period	$12.3	$6.7

Supplemental information:
Cash paid for interest	$1.0	$2.8
Cash paid for taxes	$–	$1.3

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PMC Reports Results for the First Quarter of 2012

May 2, 2012

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION

INTEGRATION, MERGER AND ACQUISITION RELATED COSTS AND OTHER CHARGES

The following is a summary of integration, merger and acquisition related costs and other charges incurred by PharMerica for the first quarters ended March 31, 2011 and 2012 (unaudited).

(In millions, except per share amounts)	Quarter Ended March 31,
	2011	2012
Integration costs and other charges:
Tender offer costs	$–	$2.2
Professional and advisory fees	0.1	0.3
General and administrative	0.1	–
Facility costs	(0.1)	0.4
	0.1	2.9
Acquisition related costs:
Professional and advisory fees	1.3	1.3
General and administrative	0.3	–
Employee costs	1.1	1.0
Severance costs	0.4	–
Facility costs	0.8	0.3
Other costs	0.7	(0.1)
	4.6	2.5
Total integration, merger and acquisition related costs and other charges	$4.7	$5.4
Negative effect on earnings per diluted share	$(0.09)	$(0.11)

CUSTOMER LICENSED BEDS UNDER CONTRACT AND PRESCRIPTION DATA

The following is a summary of customer licensed beds under contract and prescription data as of and for the first quarters ended March 31, 2011 and 2012 (unaudited).

	Quarter Ended March 31,
(In whole numbers, except where indicated)	2011	2012
Customer licensed beds under contract:
Beginning of period	362,901	339,498
Additions – PharMerica Corporation	4,481	4,546
Additions – Chem Rx	998	462
Losses – PharMerica Corporation	(7,173)	(9,517)
Losses – Chem Rx	(3,538)	(1,815)
End of period	357,669	333,174

Prescription data:
Prescriptions dispensed (in thousands)	10,769	10,085
Revenue per prescription dispensed	$48.25	$47.87
Gross profit per prescription dispensed	$5.95	$7.03

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PMC Reports Results for the First Quarter of 2012

May 2, 2012

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

UNAUDITED RECONCILIATION OF NET INCOME TO ADJUSTED EBITDA

(In millions)	Quarter Ended March 31,
	2011	2012
Net income	$3.3	$5.6
Add:
Interest expense, net	1.1	2.7
Integration, merger and acquisition related costs and other charges	4.7	5.4
Provision for income taxes	2.3	3.7
Depreciation and amortization expense	7.8	7.6
Adjusted EBITDA	$19.2	$25.0
Adjusted EBITDA margin	3.6%	5.0%

UNAUDITED RECONCILIATION OF EARNINGS PER DILUTED SHARE
TO ADJUSTED EARNINGS PER DILUTED SHARE

(In whole numbers)	Quarter Ended March 31,
	2011	2012
Earnings per diluted common share	$0.11	$0.19
Add:Integration, merger and acquisition related costs and other charges	0.09	0.11
Adjusted earnings per diluted common share after impact of above items	$0.20	$0.30

UNAUDITED RECONCILIATION OF ADJUSTED EBITDA
TO NET CASH FLOWS FROM OPERATING ACTIVITIES

(In millions)	Quarter Ended March 31,
	2011	2012
Adjusted EBITDA	$19.2	$25.0
Interest expense, net	(1.1)	(2.7)
Provision for income taxes	(2.3)	(3.7)
Integration, merger and acquisition related costs and other charges	(4.4)	(3.8)
Provision for bad debt	5.4	6.2
Stock-based compensation	1.4	1.6
Amortization of deferred financing fees	0.2	0.2
Deferred income taxes	2.3	2.6
Loss (gain) on disposition of equipment	0.1	(0.1)
Other	–	(0.2)
Changes in assets and liabilities	(15.4)	(5.2)
Net Cash Flows from Operating Activities	$5.4	$19.9

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PMC Reports Results for the First Quarter of 2012

May 2, 2012

PHARMERICA CORPORATION
SUPPLEMENTAL INFORMATION (Continued)

Use of Non-GAAP Measures
PharMerica calculates Adjusted EBITDA as provided in the reconciliation above and calculates Adjusted EBITDA Margin by taking Adjusted EBITDA and dividing it by revenues.  PharMerica calculates and uses Adjusted EBITDA as an indicator of its ability to generate cash from reported operating results.  The measurement is used in concert with net income and cash flows from operations, which measure actual cash generated in the period.  In addition, PharMerica believes that Adjusted EBITDA and Adjusted EBITDA Margin are supplemental measurement tools used by analysts and investors to help evaluate overall operating performance and the ability to incur and service debt and make capital expenditures.  In addition, Adjusted EBITDA, as defined in the Credit Agreement, is used in conjunction with the Corporation’s debt leverage ratio and this calculation sets the applicable margin for the quarterly interest charge.  Adjusted EBITDA, as defined in the Credit Agreement, is not the same calculation as this Adjusted EBITDA table.  EBITDA does not represent funds available for PharMerica’s discretionary use and is not intended to represent or to be used as a substitute for net income or cash flows from operations data as measured under U.S. generally accepted accounting principles (“GAAP”).  The items excluded from Adjusted EBITDA but included in the calculation of PharMerica’s reported net income and cash flows from operations are significant components of the accompanying unaudited condensed consolidated income statements and cash flows, and must be considered in performing a comprehensive assessment of overall financial performance.  PharMerica’s calculation of Adjusted EBITDA may not be consistent with calculations of EBITDA used by other companies.

PharMerica calculates and uses adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges as an indicator of its core operating results.  The measurement is used in concert with net income and earnings per diluted share, which measure actual earnings per share generated in the period.  PharMerica believes the exclusion of these charges in expressing adjusted earnings per share provides management with a useful measure to assess period to period comparability and is useful to investors in evaluating PharMerica’s operating results from period to period.  Adjusted earnings per diluted share, exclusive of the impact of integration, merger and acquisition related costs and other charges do not represent the amount that effectively accrues directly to stockholders (i.e., such costs are a reduction in earnings and stockholders’ equity) and is not intended to represent or to be used as a substitute for earnings per diluted share as measured under GAAP.  The impact of integration, merger and acquisition related costs and other charges excluded from the earnings per diluted share are significant components of the accompanying unaudited condensed consolidated income statements, and must be considered in performing a comprehensive assessment of overall financial performance.

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